EXHIBIT 10.8

AGREEMENT

This AGREEMENT (the “Agreement”) is entered into as of ___________, 2009, by and among _________________________ (the “Service Provider”), and DIVINE SKIN, INC., a Florida corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, the Service Provider has performed services (the “Services”) for the Company, the receipt of which is acknowledged by the Company;

WHEREAS, the Company desires to issue __________ shares of common stock of the Company (the “Securities”) to the Service Provider, and the Service Provider has agreed to accept the Securities from the Company in consideration of the Services, upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties, the Parties hereto, intending to be legally bound, agree as follows:

1.

Issuance of Securities.  In consideration of the Services, the Company hereby issues the Securities to the Service Provider, free and clear of all liens, charges, encumbrances and security interests (except for those restrictions imposed on the securities by federal and state securities laws).

2.

Representations and Warranties of the Company. The Company, in order to induce the Service Provider to enter into this Agreement, hereby represents and warrants to the Service Provider as follows:

(a)

Enforceability.  This Agreement contains the binding obligations of the Company, enforceable against it in accordance with the terms and conditions hereof.

(b)

Authority.  The Company has the power and authority necessary in order to enter into this Agreement and perform its obligations hereunder.

(c)

No Conflicts.  The entering into of this Agreement by the Company, and the performance by the Company of its obligations hereunder, will not conflict with or constitute a breach of or default under any agreement to which the Company is a party or any order or decree of any court or regulatory body to which the Company is subject.

(d)

Capitalization.  Upon issuance in accordance with the terms of this Agreement, the Securities will be duly and validly issued, fully paid, and nonassessable and free and clear of all liens imposed by or through the Company, and, assuming the accuracy of the representations and warranties of the Service Provider, will be issued in accordance with a valid exemption from the registration or qualification provisions of the Securities Act of 1933, as amended (the “Securities Act”).  No further approval or authorization of any stockholder, the board of directors of the Company or others is required for the issuance and sale of the Securities.

(e)

Exchange Act Filing.  During the six calendar months immediately preceding the date of this Agreement, all periodic and annual reports required to be filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act, of 1934, as amended, have been filed.  Such filings, together with all amendments and all documents incorporated by reference therein, are referred to as “Exchange Act Documents.”  No Exchange Act Document, at the time each such document was filed, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.

Representations and Warranties of the Service Provider.  The Service Provider, in order to induce the Company to enter into this Agreement and deliver the Securities pursuant to the terms of this Agreement, hereby represents and warrants to the Company as follows:

(a)

Investment.

The Securities being acquired are being acquired for Service Provider’s own account and for investment and not with a view to the public resale or distribution thereof.  By reason of the Service Provider’s knowledge and experience in financial and business matters in general, and investments in particular, the Service Provider is capable of evaluating the merits and risks of an investment in the Securities.  The Service Provider is capable of bearing the economic risks of an investment in the Securities and fully understands the speculative nature of the Securities and the possibility of such loss.

(b)

Information. Service Provider acknowledges that Service Provider has been furnished with information regarding the Company.  Service Provider further acknowledges that Service Provider has had an opportunity to ask questions of and receive answers from duly designated representatives of the Company.  Service Provider acknowledges that Service Provider has been afforded an opportunity to examine such documents and other information which it has requested for the purpose of verifying the information set forth in the documents referred to above.  Service Provider further acknowledges that this transaction has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

(c)

Legend.  Service Provider agrees that the Company may insert the following or similar legend on the face of the certificates evidencing the Securities if required in compliance with the Securities Act or state securities laws:

“These securities have not been registered under the Securities Act of 1933, as amended (“Act”), or any state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under the Act and any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the issuer that an exemption from registration under the act and any applicable state securities laws is available.”

4.

Miscellaneous.

(a)

Entire Agreement; Amendment.  This Agreement contains the entire understanding of the Parties with respect to the matters covered herein.  No provision of this Agreement may be waived or amended other than by a written instrument signed by the Party against whom enforcement of any such amendment or waiver is sought.

(b)

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties and their legal representatives, successors and assigns.

(c)

Governing Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida, without giving effect to the choice of law provisions.  Each Party hereto agrees that such party will not bring any action relating to this Agreement in any court other than a federal court of the United States located in Broward County, Florida or a state court located in Broward County, Florida.

(d)

Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date set forth in the first paragraph.

DIVINE SKIN, INC.

By:  ____________________________

Name: __________________________

Its: _____________________________

SERVICE PROVIDER:

Name: __________________________

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